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[ERICSSON LETTERHEAD]

                                                                 Exhibit 10.18.1


January 4, 2000


Kenneth Copic
Vice President/General Manager
Duraswitch
234 S. Extension, Sec 103
Mesa, AZ 85210

RE: Cancellation of Purchase Order #Q02052

This letter is to confirm the cancellation of purchase order #Q02052 for Ericsson P/N RMF356202/1 - Mode/Volume Switch. This purchase order is cancelled in its entirety.

Please contact me, questions or concerns

Sincerely,


/s/ Michael Bielan

Michael Bielan
Procurement Manager - Mechanical
Ericsson/RTP
Ph. 919 472-7666
Fax 919 472-7470



/s/ Don Tegnelia, Sr.

Don Tegnelia, Sr.
Director of Procurement
Ericsson/RTP
Ph. 919 472-7188


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ERICSSON INC.                                                         [GRAPHICS]
7001 Development Drive, P.O. Box 13969
Research Triangle Park, North Carolina 27709
(919) 472-7000
                                                      Certificate Number FM11374
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